Q4 2025 Financial Results and Commentary February 4, 2026

Cautionary Statements & Disclosures This presentation and the accompanying oral presentation contain “forward-looking” statements that are based on our management’s beliefs and assumptions, including statements regarding our strategy, market, operations, profitability and positioning. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include any unforeseen need for capital which may require us to divert funds we may have otherwise used for the dividend program or stock repurchase program, which may in turn negatively impact our ability to administer the quarterly dividends or the repurchase of our common stock; a significant decline in global macroeconomic or political conditions that have an adverse impact on our business and financial results; an expansion of adversarial global trade dynamics or other changes to international trade regulations; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation; changes demanded by our customers in the deployment and payment model for our products; continued growth in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on February 25, 2025. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. This presentation and the accompanying oral presentation also include certain non-GAAP financial measures including non-GAAP net income, non-GAAP net income per basic and diluted share (or non-GAAP EPS), non-GAAP gross profit and gross margin, non-GAAP operating expenses, non-GAAP operating income and operating margin, Adjusted EBITDA and Adjusted EBITDA margin. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titles measures presented by other companies. A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance and are used by the company’s management for that purpose. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. We define non-GAAP net income as our GAAP net income excluding: (i) stock-based compensation and related payroll tax, (ii) acquisition-related expense, (iii) amortization of purchased intangible assets, (iv) one- time legal expense, (v) tax planning expense and (vi) income tax effect of non-GAAP items (i) to (v) listed above. We define non-GAAP net income per basic and diluted share as our non-GAAP net income divided by our basic and diluted weighted-average shares outstanding. We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax and (ii) amortization of purchased intangible assets. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) acquisition-related expense, (iii) amortization of purchased intangible assets, (iv) one-time legal expense and (v) tax planning expense. We define non-GAAP operating income as our GAAP income from operations excluding (i) stock-based compensation and related payroll tax, (ii) acquisition-related expense, (iii) amortization of purchased intangible assets, (iv) one-time legal expense and (v) tax planning expense. We define non-GAAP operating margin as our non-GAAP operating income divided by our GAAP revenue. We define Adjusted EBITDA as our GAAP net income excluding (i) interest and other (income) expense, net, (ii) depreciation and amortization expense, (iii) provision for income taxes, (iv) stock-based compensation and related payroll tax, (v) acquisition-related expense, (vi) one-time legal expense and (vii) tax planning expense. We define Adjusted EBITDA margin as our Adjusted EBITDA divided by our GAAP revenue. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

Agenda Q4 2025 Overview FY 2025 Overview 2026 Outlook

Q4’25: Profitable Growth, Durable Secular Catalysts Consistent Profitability Key TakeawaysRevenue Overview Q4 Revenue increased 8.3% year-over-year Record quarterly revenue Security-led revenue exceeded 65% long-term target Non-GAAP gross margins of 80.8% Adjusted EBITDA margins of 31% Non-GAAP EPS of $0.26 (diluted) Growth continues to outpace the market Investments in next-generation networking and security yielding positive results Profitability in line with expectations See Appendix for reconciliation to most comparable GAAP financial measures.

FY’25: Record Revenue and Profitability Revenue Overview 2025 Revenue increased 11% YoY Record full-year revenue Security-led revenue exceeded 65% long-term target Consistent Profitability 2025 non-GAAP gross margins of 80.6% Record Adjusted EBITDA margins of $29.7% Non-GAAP EPS of $0.90 (diluted) See Appendix for reconciliation to most comparable GAAP financial measures.

Revenue and Adjusted EBITDA $74.2 $66.1 $69.4 $74.7 $80.4 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Revenue, $ Millions $27.3 $19.5 $19.7 $21.9 $24.9 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Adjusted EBITDA, $ Millions $261.7 $290.6 FY 2024 FY 2025 Revenue, $ Millions $74.5 $86.0 50 55 60 65 70 75 80 85 90 FY 2024 FY 2025 Adjusted EBITDA is a Non-GAAP Financial Measure. See Appendix for reconciliation to most comparable GAAP financial measures. Adjusted EBITDA, $ Millions

Revenue by Customer Vertical $150.4 $174.7 FY 2024 FY 2025 Service Provider Revenue, $ Millions$31.5 $27.1 $27.8 $26.9 $34.1 $42.7 $39.0 $41.6 $47.8 $46.3 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Revenue, $ Millions Service Provider Enterprise $111.3 $115.9 FY 2024 FY 2025 Enterprise Revenue, $ Millions

Revenue by Geography 56% 51% 59% 65% 64% 27% 28% 26% 22% 22% 17% 21% 15% 12% 14% Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 $ Millions Americas APJ EMEA 60% 24% 16% FY’25 $290.6 million

Full-Year Revenue and Adjusted EBITDA Adjusted EBITDA is a Non-GAAP Financial Measure. See Appendix for reconciliation to most comparable GAAP financial measures. $11.6 $45.6 $62.4 $75.1 $71.2 $74.5 $86.2 2019 2020 2021 2022 2023 2024 2025 Adjusted EBITDA, $ Millions $212.6 $225.5 $250.0 $280.3 $251.7 $261.7 $290.6 2019 2020 2021 2022 2023 2024 2025 Revenue, $ Millions 5.5% 20.2% 25.0% 26.8% 28.3% 28.5% 29.7% % Adjusted EBITDA Margin %

Customers Trust Us with their Critical Applications and AI Workloads All at Hyperscale 9 of Top 10 Telecom Operators 8 of Top 10 Cloud Providers 5 of Top 10 Media Companies 15 of Top 25 Video Gaming Companies 21 of Top 50 Fortune Global 500 Support seamless migration Defend from cyberattacks Provide fast response, low latency Secure and deploy new AI applications Simplify IT ops Protect infrastructure investments What We Do

Consistent Value Creation Business Model Revenue Growth Capital Allocation

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Appendix

Financial Performance Trends

$ Millions (except Margins and EPS)	Q1'22	Q2'22	Q3'22	Q4'22	FY 2022	Q1'23	Q2'23	Q3'23	Q4'23	FY 2023	Q1'24	Q2'24	Q3'24	Q4'24	FY 2024	Q1'25	Q2'25	Q3'25	Q4'25	FY 2025
Revenue	$62.7	$68.0	$72.1	$77.6	**$280.3**	$57.7	$65.8	$57.8	$70.4	**$251.7**	$60.7	$60.1	$66.7	$74.2	**$261.7**	$66.1	$69.4	$74.7	$80.4	**$290.6**
Non-GAAP Gross Margin %	80.2%	80.6%	80.2%	80.3%	**80.3%**	83.1%	80.2%	81.8%	81.8%	**81.7%**	81.9%	80.9%	81.3%	80.7%	**81.2%**	80.9%	80.0%	80.7%	80.8%	**80.6%**
Non-GAAP Operating Margin %	18.6%	23.7%	27.0%	25.5%	**23.9%**	23.1%	23.1%	20.6%	30.4%	**24.6%**	18.5%	21.1%	22.6%	32.7%	**24.2%**	24.4%	23.6%	24.7%	26.6%	**24.9%**
Adjusted EBITDA (non-GAAP)	$13.5	$18.0	$21.3	$22.3	**$75.1**	$15.5	$17.4	$14.4	$23.9	**$71.2**	$13.9	$15.5	$17.8	$27.3	**$74.5**	$19.5	$19.7	$21.9	$24.9	**$86.0**
Non-GAAP EPS	$0.13	$0.17	$0.20	$0.24	**$0.74**	$0.13	$0.19	$0.16	$0.25	**$0.73**	$0.17	$0.18	$0.21	$0.31	**$0.86**	$0.20	$0.21	$0.23	$0.26	**$0.90**
Ending Cash & Marketable Securities	$164.7	$166.8	$127.8	$151.0	**$151.0**	$144.5	$153.9	$169.0	$159.3	**$159.3**	$182.1	$177.1	$182.1	$195.6	**$195.6**	$355.8	$367.4	$370.9	$377.9	**$377.9**

Numbers may not sum due to rounding. Please refer to the supplemental financials posted in the "Investor Relations" section of the A10 Networks website at investors.A10networks.com
Gross Margin %, Operating Margin %, Adjusted EBITDA and EPS are Non-GAAP Financial Measures. See Appendix for reconciliation to most comparable GAAP financial measures.

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GAAP to Non-GAAP – Gross Margin and EPS Numbers may not sum due to rounding. EPS data is presented on a basic and diluted basis. Please refer to the supplemental financials posted the “Investor Relations” section of the A10 Networks website at investors.A10networks.com.

GAAP to Non-GAAP – Operating Income Numbers may not sum due to rounding. Please refer to the supplemental financials posted the “Investor Relations” section of the A10 Networks website at investors.A10networks.com. Q3’23 Year Ended Year Ended $ Millions Q1'24 Q2'24 Q3'24 Q4'24 Dec 31 2024 Q1'25 Q2'25 Q3'25 Q4'25 Dec 31 2025 Income from operations $ - GAAP 7.2$ 7.9$ 10.4$ 18.4$ 44.0$ 8.8$ 10.3$ 13.0$ 15.1$ 47.1$ Stock-based compensation and related payroll tax 4.0 4.3 4.5 4.8 17.6 6.3 4.6 5.0 4.9 20.7 Tax planning expense - 0.4 0.1 - 0.5 - 0.2 - - 0.2 Asset impairment - - - - - - - - 1.0 1.0 One-time legal expense - 0.1 - - 0.1 0.5 0.7 0.0 0.1 1.3 Acquisition-related expense - - - - - 0.3 0.2 0.1 0.0 0.7 Amortization of purchased intangible assets - - - - - 0.2 0.4 0.4 0.4 1.3 Workforce reduction severance - - - 1.1 1.1 - - - - - Income from operations $ - Non-GAAP 11.2$ 12.7$ 15.1$ 24.3$ 63.2$ 16.1$ 16.4$ 18.5$ 21.3$ 72.3$ % of Revenue Income from operations % - GAAP 11.9% 13.2% 15.7% 24.8% 16.8% 13.3% 14.9% 17.4% 18.7% 16.2 % Stock-based compensation and related payroll tax 6.6% 7.2% 6.8% 6.5% 6.7% 9.5% 6.6% 6.6% 6.1% 7.1 % Tax planning expense —% 0.7% 0.1% —% 0.2% —% 0.2% —% —% 0.1 % Asset impairment —% —% —% —% —% —% —% —% 1.2% 0.3 % One-time legal expense —% 0.1% —% —% 0.0% 0.8% 1.0% 0.0% 0.1% 0.5 % Acquisition-related expense —% —% —% —% —% 0.5% 0.3% 0.1% 0.0% 0.2 % Amortization of purchased intangible assets —% —% —% —% —% 0.3% 0.5% 0.5% 0.5% 0.5 % Workforce reduction severance —% —% —% 1.4% 0.4% —% —% —% —% —% Income from operations % - Non-GAAP 18.5% 21.1% 22.6% 32.7% 24.2% 24.4% 23.6% 24.7% 26.6% 24.9%

GAAP to Non-GAAP – Adjusted EBITDA Numbers may not sum due to rounding. Please refer to the supplemental financials posted the “Investor Relations” section of the A10 Networks website at investors.A10networks.com. Year Ended Year Ended $ Millions Q1'24 Q2'24 Q3'24 Q4'24 Dec 31 2024 Q1'25 Q2'25 Q3'25 Q4'25 Dec 31 2025 GAAP net income 9.7$ 9.5$ 12.6$ 18.3$ 50.1$ 9.5$ 10.5$ 12.2$ 9.9$ 42.1$ Exclude: Interest income and other income, net (4.0) (3.1) (3.9) (3.1) (14.1) (1.7) (1.6) (1.0) (1.0) (5.3) Exclude: Depreciation & amortization 2.7 2.8 2.7 3.0 11.3 3.6 3.7 3.8 4.0 15.1 Exclude: Provision for income taxes 1.5 1.5 1.8 3.2 8.0 0.9 1.4 1.8 6.2 10.3 EBITDA 9.9 10.7 13.2 21.4 55.3 12.4 14.0 16.8 19.0 62.2 Exclude: Stock-based compensation and related payroll tax 4.0 4.3 4.5 4.8 17.6 6.3 4.6 5.0 4.9 20.7 Exclude: Asset impairment expense - - - - - - - - 1.0 1.0 Exclude: Tax planning expense - 0.4 0.1 - 0.5 - 0.2 - - 0.2 Exclude: One-time legal expense - 0.1 - - 0.1 0.5 0.7 0.0 0.1 1.3 Exclude: Acquisiton-related expense - - - - - 0.3 0.2 0.1 0.0 0.7 Exclude: Workforce reduction severance - - - 1.1 1.1 - - - - - Adjusted EBITDA - Non-GAAP 13.9$ 15.5$ 17.8$ 27.3$ 74.5$ 19.5$ 19.7$ 21.9$ 24.9$ 86.0$

Strong Balance Sheet Long-Term Debt • $225 Million Convertible Senior Notes • Issued March 2025 maturing April 2030 • Coupon rate of 2.75% per annum, payable semi-annually on April 1 and October 1 • Balance December 31, 2025: $218.8 million • Potential Use of Proceeds: • General corporate purposes • Invest in organic growth • Potential M&A (In $ millions) December 31, 2025 December 31, 2024 Cash and Cash Equivalents $71.1 $95.1 Marketable Securities $306.7 $100.4 Total Assets $629.8 $432.8 Long-Term Debt $218.8 - Total Liabilities $418.3 $201.0